     As filed with the Securities and Exchange Commission on March 25, 1999

                                                      Registration No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                                ---------------

                               ONEMAIN.COM, INC.
             (Exact name of registrant as specified in its charter)

                                ---------------
        Delaware                      7375                    11-3460073
    (State or other            (Primary standard           (I.R.S. employer
    jurisdiction of                industrial           identification number)
    incorporation or          classification code
     organization)                  number)

                               50 Hawthorne Road
                             Southampton, NY 11968
                                 (516) 287-4084
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ---------------
                                Stephen E. Smith
                Chairman, President and Chief Executive Officer
                               OneMain.com, Inc.
                               50 Hawthorne Road
                             Southampton, NY 11968
                                 (516) 287-4084
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------
                                   Copies to:
          STEVEN A. MUSELES                         R.W. SMITH, JR.
        Hogan & Hartson L.L.P.                   Piper & Marbury L.L.P.
     555 Thirteenth Street, N.W.                36 South Charles Street
        Washington, D.C. 20004                    Baltimore, MD 21201
            (202) 637-5600                           (410) 539-2530

  Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.
                                ---------------
  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-69925
  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                ---------------

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                              Proposed Maximum
             Title of Each Class of          Aggregate Offering       Amount of
          Securities to be Registered              Price           Registration Fee
-----------------------------------------------------------------------------------
Common Stock, par value $.001 per share....      $ 31,050,000             $ 8,632

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

  This registration statement relates to the public offering of Common Stock of OneMain.com, Inc. contemplated by a Registration Statement on Form S-1, Registration No. 333-69925 (the "Prior Registration Statement"), and is filed solely to increase the maximum aggregate offering price of the shares to be offered in such offering by $31,050,000. The contents of the Prior Registration Statement are hereby incorporated by reference.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southampton, New York, on the 24th day of March, 1999.

                                          OneMain.com, Inc.


                                          By       /s/ Stephen E. Smith
                                             ----------------------------------
                                                     Stephen E. Smith
                                               Chairman, President and Chief
                                                     Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


                Name                            Title                Date
                ----                            -----                ----

        /s/ Stephen E. Smith            Chairman, President    March 24, 1999
-------------------------------------    and Chief Executive
          Stephen E. Smith               Officer and
                                         Director (Principal
                                         Executive Officer)

          /s/ Dewey K. Shay             Executive Vice         March 24, 1999
-------------------------------------    President, Chief
            Dewey K. Shay                Financial Officer,
                                         Treasurer,
                                         Secretary and
                                         Director Nominee
                                         (Principal
                                         Financial and
                                         Accounting Officer)


                                 EXHIBIT INDEX

 EXHIBIT                                                                  PAGE
 NUMBER                             EXHIBITS                             NUMBER
 -------                            --------                             ------
   5.1   Opinion of Hogan & Hartson L.L.P.
  23.1   Consent of Ernst & Young LLP, Independent Auditors
         (OneMain.com, Inc.)
  23.2   Consent of Ernst & Young LLP, Independent Auditors (D&E
         SuperNet, Inc.)
  23.3   Consent of Ernst & Young LLP, Independent Auditors (SunLink,
         Inc.)
  23.4   Consent of Ernst & Young LLP, Independent Auditors (LebaNet,
         Inc.)
  23.5   Consent of Grant Thornton LLP, Independent Auditors
         (Southwind Internet Access, Inc.)
  23.6   Consent of Ernst & Young LLP, Independent Auditors (Southwind
         Internet Access, Inc.)
  23.7   Consent of Ernst & Young LLP, Independent Auditors (Horizon
         Internet Technologies, Inc.)
  23.8   Consent of Coulter & Justus, P.C., Independent Auditors
         (United States Internet, Inc.)
  23.9   Consent of Ernst & Young LLP, Independent Auditors (United
         States Internet, Inc.)
  23.10  Consent of Ernst & Young LLP, Independent Auditors (Internet
         Partners of America, LC)
  23.11  Consent of Ernst & Young LLP, Independent Auditors (ZoomNet,
         Inc.)
  23.12  Consent of Ernst & Young LLP, Independent Auditors (Palm.Net,
         USA, Inc.)
  23.13  Consent of Ernst & Young LLP, Independent Auditors (Internet
         Access Group, Inc.)
  23.14  Consent of Ernst & Young LLP, Independent Auditors (Midwest
         Internet L.L.C.)
  23.15  Consent of Kevin J. Tochtrop, Certified Public Accountant,
         Independent Auditor
         (Internet Solutions, LLC)
  23.16  Consent of Ernst & Young LLP, Independent Auditors (Internet
         Solutions LLC)
  23.17  Consent of Ernst & Young LLP, Independent Auditors (FGInet,
         Inc.)
  23.18  Consent of Ernst & Young LLP, Independent Auditors
         (Superhighway, Inc.)
  23.19  Consent of Ernst & Young LLP, Independent Auditors
         (Lightspeed Net, Inc.)
  23.20  Consent of Ernst & Young LLP, Independent Auditors (JPS.Net
         Corporation)
  23.21  Consent of Ernst & Young LLP, Independent Auditors (TGF
         Technologies, Inc.)
  23.22  Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
  23.23  Consent of Allon H. Lefever (Director Nominee)
  23.24  Consent of Michael C. Crabtree (Director Nominee)
  23.25  Consent of Thomas R. Eisenmann (Director Nominee)
  23.26  Consent of Donald R. Kaufmann (Director Nominee)
  23.27  Consent of Ella Fontanals de Cisneros (Director Nominee)
  23.28  Consent of Robert J. Dole (Director Nominee)

                                                                     EXHIBIT 5.1
                                                                     -----------


                     [Letterhead of Hogan & Hartson L.L.P.]




                                 March 24, 1999



Mr. Stephen E. Smith
Sole Director
OneMain.com, Inc.
50 Hawthorne Road
Southampton, New York  11968



Mr. Smith:

          We are acting as counsel to OneMain.com, Inc., a Delaware corporation (the "Company"), in connection with its registration statement on Form S-1, as amended (the "Registration Statement") filed with the Securities and Exchange Commission pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "Securities Act") relating to the proposed public offering of up to 575,000 shares of the Company's common stock, par value $0.001 per share, all of which shares (the "Shares") are to be sold by the Company. This opinion letter is furnished to you at your request to enable you to fulfill the requirements of
Item 601(b)(5) of Regulation S-K, 17 C.F.R. (S) 229.601(b)(5), in connection with the Registration Statement.

          For purposes of this opinion letter, we have examined copies of the following documents:

          1.  An executed copy of the Registration Statement.

          2. The Certificate of Incorporation of the Company, as certified by the Secretary of the State of the State of Delaware on March 23, 1999 and by the Secretary of the Company on the date hereof as then being complete, accurate and in effect.

          3. The Bylaws of the Company, as certified by the Secretary of the Company on the date hereof as then being complete, accurate and in effect.

Mr. Stephen E. Smith
March 24, 1999
Page 2

          4. The proposed form of Underwriting Agreement among the Company and the several Underwriters to be named therein, for whom BT Alex. Brown, Incorporated, ING Baring Furman Selz LLC, First Union Capital Markets Corp., SoundView Technology Group, Inc. and Wit Capital Corporation (as e-Manager) will act as representatives (the "Underwriting Agreement"), filed as Exhibit 1.1 to the Registration Statement on Form S-1 (File No. 333-69925).

          5. Resolutions of the Sole Director of the Company adopted on December 23, 1998, March 22, 1999 and March 24, 1999, as certified by the Secretary of the Company on the date hereof as then being complete, accurate and in effect, relating to the issuance and sale of the Shares and arrangements in connection therewith.

          In our examination of the aforesaid documents, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity, accuracy and completeness of all documents submitted to us, and the conformity with the original documents of all documents submitted to us as certified, telecopied, photostatic, or reproduced copies. This opinion letter is given, and all statements herein are made, in the context of the foregoing.

          This opinion letter is based as to matters of law solely on the General Corporation Law of the State of Delaware. We express no opinion herein as to any other laws, statutes, regulations, or ordinances.

          Based upon, subject to and limited by the foregoing, we are of the opinion that following issuance of the Shares pursuant to the terms of the Underwriting Agreement and receipt by the Company of the consideration for the Shares specified in the resolutions of the Sole Director referred to in paragraph 5 above, the Shares will be validly issued, fully paid and nonassessable under the General Corporation Law of the State of Delaware.

          We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this opinion letter. This opinion letter has been prepared solely for your use in connection with the filing of the Registration Statement on the date of this opinion letter and should not be quoted in whole or in part or otherwise be referred to, nor filed with or furnished to any governmental agency or other person or entity, without the prior written consent of this firm.

Mr. Stephen E. Smith
March 24, 1999
Page 3

          We hereby consent to the filing of this opinion letter as Exhibit 5.1 to the Registration Statement and to the reference to this firm under the caption "Validity of the Shares" in the prospectus incorporated by reference as part of the Registration Statement. In giving this consent, we do not thereby admit that we are an "expert" within the meaning of the Securities Act of 1933, as amended.


                                    Very truly yours,

                                    /s/ HOGAN & HARTSON L.L.P.

                                    HOGAN & HARTSON L.L.P.

                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1 No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated February 25, 1999 included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

Vienna, Virginia
March 19, 1999

                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1 No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated January 21, 1999 with respect to the financial statements of D&E SuperNet included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 19, 1999

                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1 No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated January 20, 1999 with respect to the financial statements of SunLink, Inc. included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 19, 1999

                                                                    EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1 No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated January 15, 1999 with respect to the financial statements of LebaNet, Inc. included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 19, 1999

                                                                    EXHIBIT 23.5

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1
No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated October 23, 1998 with respect to the financial statements of SouthWind Internet Access, Inc. included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

/s/ Grant Thornton LLP

Wichita, Kansas
March 18, 1999

                                                                    EXHIBIT 23.6

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1 No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated January 25, 1999, except for Note 10, as to which the date is February 11, 1999 with respect to the financial statements of SouthWind Internet Access, Inc. included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

Wichita, Kansas
March 19, 1999

                                                                    EXHIBIT 23.7

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1 No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated January 29, 1999 with respect to the financial statements of Horizon Internet Technologies, Inc. included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

Birmingham, Alabama
March 19, 1999

                                                                    EXHIBIT 23.8

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1 No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated November 4, 1998 with respect to the financial statements of United States Internet, Inc. included in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Coulter & Justus, P.C.

Knoxville, Tennessee
March 19, 1999

                                                                    EXHIBIT 23.9

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1 No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated February 26, 1999 with respect to the financial statements of United States Internet, Inc. included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

Birmingham, Alabama
March 19, 1999

                                                                   EXHIBIT 23.10

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1 No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated January 29, 1999 with respect to the financial statements of Internet Partners of America, LC included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

Little Rock, Arkansas
March 19, 1999

                                                                   EXHIBIT 23.11

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1
No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated January 23, 1999 with respect to the financial statements of ZoomNet, Inc. included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

Columbus, Ohio
March 19, 1999

                                                                   EXHIBIT 23.12

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1
No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated January 19, 1999 with respect to the financial statements of Palm.Net, USA, Inc. included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

Jacksonville, Florida
March 19, 1999

                                                                   EXHIBIT 23.13

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1
No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated January 14, 1999 with respect to the financial statements of Internet Access Group, Inc. included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

Jacksonville, Florida
March 19, 1999

                                                                   EXHIBIT 23.14

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1
No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated January 26, 1999, except for Note 10, as to which the date is February 3, 1999, with respect to the financial statements of Midwest Internet, L.L.C. included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

St. Louis, Missouri
March 17, 1999

                                                                   EXHIBIT 23.15

                        CONSENT OF INDEPENDENT AUDITORS

  I consent to the incorporation by reference herein to this Form S-1 No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of my report dated December 3, 1998 with respect to the financial statements of Internet Solutions, LLC included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Kevin J. Tochtrop, Certified

                                                   Public Accountant

Washington, Missouri
March 19, 1999

                                                                   EXHIBIT 23.16

                        CONSENT OF INDEPENDENT AUDITORS

 We consent to the incorporation by reference herein to this Form S-1 No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated January 26, 1999 with respect to the financial statements of Internet Solutions, LLC included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

St. Louis, Missouri
March 19, 1999

                                                                   EXHIBIT 23.17

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1 No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated January 29, 1999 with respect to the financial statements of FGInet, Inc. included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

St. Louis, Missouri
March 19, 1999

                                                                   EXHIBIT 23.18

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1 No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated January 22, 1999 with respect to the financial statements of Superhighway, Inc. d/b/a Indynet included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

Indianapolis, Indiana
March 19, 1999

                                                                   EXHIBIT 23.19

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1 No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated January 29, 1999 with respect to the financial statements of Lightspeed Net, Inc. included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

Los Angeles, California
March 19, 1999

                                                                   EXHIBIT 23.20

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1 No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated January 15, 1999 with respect to the financial statements of JPS.Net Corporation included in the Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

Vienna, Virginia
March 19, 1999

                                                                   EXHIBIT 23.21

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference herein to this Form S-1 No. 333-00000 of OneMain.com, Inc. filed pursuant to Rule 462(b) of our report dated February 6, 1999 with respect to the financial statements of TGF Technologies Inc. in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. filed with the Securities and Exchange Commission.

                                          /s/ KPMG LLP

Burlington, Vermont
March 17, 1999

                                                                 Exhibit 23.23


                          CONSENT OF DIRECTOR NOMINEE
                          ---------------------------


To OneMain.com, Inc.:

           Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of OneMain.com, Inc. (the "Company") on Form S-1, and any amendments thereto, which indicate that I have accepted a nomination to become a director of the Company following the closing of the Company's initial public offering.




                                          /s/ Allon H. Lefever
                                          ------------------------------
                                          Allon H. Lefever


Dated:  March 24, 1999

                                                                 Exhibit 23.24


                          CONSENT OF DIRECTOR NOMINEE
                          ---------------------------


To OneMain.com, Inc.:

           Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of OneMain.com, Inc. (the "Company") on Form S-1, and any amendments thereto, which indicate that I have accepted a nomination to become a director of the Company following the closing of the Company's initial public offering.




                                          /s/ Michael C. Crabtree
                                          ------------------------------
                                          Michael C. Crabtree


Dated:  March 24, 1999

                                                                 Exhibit 23.25


                          CONSENT OF DIRECTOR NOMINEE
                          ---------------------------


To OneMain.com, Inc.:

           Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of OneMain.com, Inc. (the "Company") on Form S-1, and any amendments thereto, which indicate that I have accepted a nomination to become a director of the Company following the closing of the Company's initial public offering.




                                          /s/ Thomas R. Eisenmann
                                          ------------------------------
                                          Thomas R. Eisenmann


Dated:  March 24, 1999

                                                                   EXHIBIT 23.26

                          CONSENT OF DIRECTOR NOMINEE

To OneMain.com, Inc.:

  Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of OneMain.com, Inc. (the "Company") on Form S-1 and any amendments thereto, which indicate that I have accepted a nomination to become a director of the Company following the closing of the Company's initial public offering.

                                                  /s/ Donald R. Kaufmann
                                          _____________________________________
                                                    Donald R. Kaufmann

Dated: March 24, 1999

                                                                   EXHIBIT 23.27

                          CONSENT OF DIRECTOR NOMINEE

To OneMain.com, Inc.:

  Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of OneMain.com, Inc. (the "Company") on Form S-1, and any amendments thereto, which indicate that I have accepted a nomination to become a director of the Company following the closing of the Company's initial public offering.

                                            /s/ Ella Fontanals de Cisneros
                                            -----------------------------------
                                            Ella Fontanals de Cisneros

Dated: March 24, 1999

                                                                   EXHIBIT 23.28


                          CONSENT OF DIRECTOR NOMINEE


To OneMain.com, Inc.:

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of OneMain.com, Inc. (the "Company") on Form S-1 and any amendments thereto, which indicate that I have accepted a nomination to become a director of the Company following the closing of the Company's initial public offering.



                                                /s/ Robert J. Dole
                                                ---------------------------
                                                Robert J. Dole


Dated: March 24, 1999